UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2016
Date of reporting period: June 30, 2016

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ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUND™

Clipper Fund

June 30, 2016

SEMI-ANNUAL REPORT

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund's Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund's website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund's website at www.clipperfund.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

Results of Our Investment Discipline

Our investment discipline has built wealth for shareholders over the long term.

In the face of market turbulence, Clipper Fund continues to build shareholder wealth. Over the latest one, three and five year periods, a $10,000 investment in Clipper has grown to $10,400, $13,400 and $16,600, respectively.1

As the managers of Clipper Fund, we have two objectives: to increase the value of savings entrusted to our care and to generate relative results in excess of the S&P 500® Index. We have achieved the first goal in virtually all periods. We still have ground to make up with the second objective, though we are pleased to have gained considerably in recent years. Our time-tested approach combining research and judgment gives us confidence we will continue to build shareholder wealth in the years ahead while also closing the gap relative to the unmanaged S&P 500® Index. In fact, based on history, the current economic and geopolitical crosswinds are likely to make our experience and discipline more important than ever. Our confidence is reflected by our investment of more than $100 million alongside our shareholders.2

Average Annual Total Returns as of June 30, 2016
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception (1/1/06)[3]
Clipper Fund	3.99%	10.17%	10.64%	4.96%	4.99%	8.24%	4.86%
S&P 500® Index	3.99%	11.66%	12.10%	7.42%	5.75%	7.87%	7.33%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.72%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. These were one-time events that are unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Investment Outlook

Decision tree analysis helps investors identify and capitalize on inevitable market fluctuations.

Many prominent business schools teach students to use a method known as decision tree analysis when choosing between different courses of action. This method breaks down an overall decision into smaller branches, each of which can be evaluated individually. By determining the rational course of action at each branch, we are more likely to reach the optimal overall decision by the end of the process.

Investors today face a range of uncertain and often unsettling choices. By applying decision tree methodology and evaluating each branch individually, however, the path forward becomes clear. In the face of uncertainty, this clarity can reinforce investors' confidence and guide their decisions. Followed to the end, this decision tree process highlights the opportunity we see for Clipper Fund shareholders in the years ahead. However, to understand this process we must start at the beginning.

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This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. Past performance is not a guarantee of future results.

1 Past performance is not a guarantee of future results.
2 As of June 30, 2016.
3 Date shown is the day Davis Advisors began management of the Fund. Prior to that date, the Fund was managed by a different investment adviser.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Investment Outlook – (Continued)

At the first branch, investors are faced with the question of whether to save or spend their discretionary income (that is, income that exceeds their current spending needs). On one side is the opportunity for instant gratification, the arguments for which can be well articulated by any six-year-old asking for dessert first. On the other side are three undeniable facts. First, the cost of everything from education, to housing to health care and travel has increased over time. Second, many sources of current and future income, whether from jobs, Social Security or pension plans, are less secure than in the past. Third, life expectancy is rising so we can expect to need income to meet future expenses for a longer time. With these facts in mind, the decision to save rather than spend seems the most rational course at this branch.

Having chosen saving, the next branch investors face is what to do with their savings. Although many refinements exist, the choice boils down to two options. The first is to put the money into some sort of interest-bearing account or security, such as a bank deposit or a U.S. government bond. Unfortunately, with bank deposit rates near zero and negative in many cases when fees are included and the fixed yield on 10 year U.S. government bonds at 1.49% on June 30, 2016, this option has almost no chance of covering the rising costs of living discussed earlier. To clarify this fact, over the last 50 years, the purchasing power of a dollar has fallen more than 85%. The second option is to invest in equities at a time when the average stock offers a dividend yield of more than 2%. Because dividends generally rise over time, whereas bond coupons are fixed, the fact equities currently yield more than bonds presents an investment opportunity only seen a handful of times in the last 60 years.4

Furthermore, because equities represent ownership in the underlying businesses, we may also consider the earnings generated by those businesses beyond the portion they pay out as dividends as a relevant point of comparison. After all, if an equity investor owned 100% of the underlying business, the investor could decide to pay out all of the earnings as a dividend. On this basis, the S&P 500® Index currently has an earnings yield of around 4.5%, almost triple the yield on a 10 year U. S. government bond.5 Based on these facts, the decision to invest long-term savings in equities rather than bonds seems the only rational choice.

Having chosen equities, the final branch for us to consider is whether to choose an S&P 500® Index fund or Clipper Fund. The index fund offers investors a share in 500 companies and thus ensures investors will earn an average return less fees. Given our previous analysis of why this return should significantly exceed the return on bonds, choosing the index fund is a rational choice relative to bonds. However, after reviewing the data presented below, we consider an investment in Clipper Fund the far better choice going forward.

Above, we noted the earnings yield on the S&P 500® Index is currently around 4.5%. This translates into a price-earnings multiple (P/E) of around 22 times earnings, a high valuation compared to the average historical P/E of around 15. Put differently, a 4.5% percent earnings yield may be great relative to bonds but is not much to write home about on an absolute basis or a bargain relative to historical stock market valuations. As a starting point, when estimating equity returns going forward, the earnings yield indicates that while stocks are likely to do far better than bonds, they should only build wealth very slowly over the long term.

Turning from the general to the specific, we see many widely held companies reporting profit margins that are at or near record levels at a time when competition is heating up and most global economies are slowing. This combination creates a challenging environment for many companies and should make selectivity in stock picking more valuable than ever.

Given relatively high historic valuations and a mixed outlook for the average company, why are we so confident about Clipper Fund's prospects? The answer is simple. Clipper Fund does not own average companies. Unlike the S&P 500® Index, which is made up of 500 separate holdings, Clipper Fund owns just 25 companies that we believe are extraordinary. In selecting each holding, we focus on characteristics such as valuation, durability, resiliency, and growth prospects. Our goal is

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4 Common stocks and bonds represent different asset classes subject to different risks and rewards. Unlike bonds, the Fund does not offer a fixed rate of return if held to maturity, and the Fund has risks not associated with holding a bond. Bonds are considered to have less risk than equities. Future economic events may favor one asset class over another.
5 Source: www.standardandpoors.com

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Investment Outlook – (Continued)

to have a carefully selected portfolio of above-average businesses that are valued in aggregate at below-average prices. And we do. As noted above, based on published earnings reported by Standard & Poor's, the earnings yield of the market as a whole stands at roughly 4.5%. In contrast, we calculate the earnings yield of the 25 companies that make up Clipper Fund is currently more than 5.5% on a trailing basis and more than 6% based on forward estimates. While our specific company research includes a number of accounting adjustments that may not be included in aggregate data, we are confident these comparisons are correct in terms of direction. As a result, we believe our portfolio companies are not just more resilient and durable, but also generate a higher earnings yield. Turning to growth, our research also indicates the aggregate growth rate in earnings per share of the companies that make up Clipper Fund should be above the market averages for the foreseeable future.

Putting these two developments together, the combination of the headwinds facing many companies in the S&P 500® Index and the competitive advantages and lower valuation of Clipper Fund's holdings should create an ideal environment for Clipper Fund to grow shareholder wealth and gain ground relative to market indexes in the years ahead.

The Portfolio

Our Portfolio is positioned to help build long-term wealth through a combination of growth and value.

Moving from the Portfolio as a whole to the specific holdings in Clipper Fund, four portfolio themes have allowed us to create this powerful combination of growth and value. Starting at the core, Clipper Fund holds some of the strongest and best-known companies in the world. This fact is nothing new. What is unusual though is that short-term economic concerns over the past year reduced the share prices of a handful of global leaders such as Berkshire Hathaway, United Technologies, American Express, and Monsanto to bargain levels at a time of high valuations for the average company.6 Buying top tier businesses at bargain prices is a value investor's dream.

In addition to these well-known global leaders, Clipper Fund also invests in a group of lesser known businesses that dominate dull but necessary niches in the global economy. Whether they participate in unglamorous industries or are headquartered in different countries, these businesses are not household names to U.S. investors. As a result, their shares often trade at a discount to better-known companies despite having the same qualities of market dominance and durability as the global leaders described above. Whether considering Tyco's leadership in fire and security, building controls, and car batteries (through the company's recent acquisition of Johnson Controls), Liberty Global's strength in European cable TV and broadband, LafargeHolcim's dominance of the world cement industry, or Safran's leadership in jet engines (the company has been an equal but less well-known partner of GE for more than 30 years), these companies combine the relevance and resilience of blue chip companies with below-average valuations.

A third category of select investment opportunity includes fast-moving companies that use technology and innovation to disrupt the economics of larger but less agile competitors. Similar to evolution, capitalism is a process of constant change that rewards businesses that can adapt. Such disruption can present opportunity as investors are often slow to accept the demise of the former industry leaders and quick to penalize short-term setbacks faced by newer competitors. Over the decades, we have seen many examples of today's disrupters emerging as tomorrow's blue chips. Four of Clipper Fund's core holdings reflect this dynamic. Amazon has not only revolutionized the retail business, but also the information and technology industry through Amazon Web Services (AWS). Alphabet (the parent company of Google) began by making the world's information

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6 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell, or hold any specific security. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

The Portfolio – (Continued)

accessible through the Internet and emerged as the largest and most profitable advertising firm in the world, the brains behind the vast majority of all smart phones, a leader in Internet video, and the emerging leader in artificial intelligence and self-driving cars.

Compared with Google and Amazon, Charles Schwab and CarMax may sound low tech, but these two innovators have been just as disruptive in their industries. Beginning as a discount broker challenging full service Wall Street firms, Schwab has emerged as one of the safest, most dominant and most trusted companies in financial services. CarMax has been no less revolutionary in the auto sector, bringing trust, choice and quality into the murky but enormous used car industry. Investors in such disruptive leaders stand to benefit not just from the growth in these companies' underlying businesses, but also from their gradual inclusion in the ranks of blue chip stocks.

Finally, Clipper Fund is positioned to capitalize on the fact skittish investors are completely avoiding any company that faces short-term controversy, creating an opportunity for long-term investors willing to look beyond today's headlines.7 In banking, for example, memories of the financial crisis of 2008-09 combined with subsequent anti-banking rhetoric and media coverage have blinded investors to the fact carefully selected banks are both cheap and safe in our opinion. Contrary to perception, many top tier banks are not only reporting record earnings but are also far better capitalized than any time in the last 50 years. Moreover, having remained profitable throughout the financial crisis, stalwarts like Wells Fargo and JPMorgan have demonstrated their resilience and deserve to be valued accordingly. While unloved now, we believe these companies will be big contributors to Clipper Fund's future returns as the reality of their strong economic fundamentals and rising dividends eclipses current investor perceptions.

Similarly, over the past year, investors fled the energy sector in response to the dramatic (and unsustainable) collapse in oil prices. While the resulting disruptions led us to realize some losses, we were also able to acquire shares in a handful of innovative and well-positioned energy companies with the capital allocation discipline, management experience and low-cost, long-lived reserves that will allow them to increase production for decades to come. While oil prices are unknowable in the short term, they must exceed the cost of replacing the reserves over time. This simple fact should drive future returns for the well-positioned, low-cost producers the Fund holds and allow us to earn back some of the return lost last year.

All in all, the 25 companies that make up Clipper Fund combine above-average resiliency and growth with below-average prices. Thus, at this last branch in which investors choose between Clipper Fund and an index, decision tree analysis leads us to Clipper Fund.

Our Long History of Building Wealth

Our focused, selected approach has exceeded market returns over the long term.

Clipper Fund has a long history of building wealth for shareholders by investing in a focused portfolio of carefully selected and individually researched companies. While the Fund has generated returns in excess of the market averages over the very long term, our focused and selective approach has not been rewarded in recent years as passive stock market indexes have roared ahead with the rising tide lifting all boats. Now, however, we see signs the tail winds that have propelled the average company to record profitability may be coming to an end. If so, careful stock selection will be more important than ever.

Based on decades of experience, we consider passive management an oxymoron. As Clipper Fund's managers, we have a fiduciary duty to use prudent judgment in response to changing conditions – not to sit back passively watching as events unfold. Put differently, holding 500 companies as does the S&P 500® Index will by definition produce average results less fees. Provided average returns are satisfactory, this is a perfectly reasonable approach. However, during challenging times, having the discipline and ability to take action to avoid the headwinds facing so many companies and focus on those rare businesses that combine value, growth, and resiliency will prove more valuable than ever. In short, passivity is not consistent

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7 While we research companies subject to such contingencies, we cannot be correct every time, and a company's stock may never recover.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Our Long History of Building Wealth – (Continued)

with our responsibility to serve as stewards of our clients' savings over the long term.

A decision tree analysis of the important questions facing investors today adds clarity to our conviction. In an uncertain world of rising costs, less reliable sources of income and greater life expectancy, investors should be encouraged to reduce spending and save as much of their discretionary income as possible. In deciding what to do with these savings, investors should keep in mind equities are highly likely to outperform bonds going forward, given today's historically low interest rates. Although cheap compared to bonds, the average stock that makes up the S&P 500® Index seems fully valued and may face future headwinds. In contrast to the 500 companies that make up the Index, Clipper Fund holds only 25 carefully selected companies. Based on our research, these companies in aggregate have below-average valuations and above-average durability and growth prospects. As a result, we believe Clipper Fund is the right choice for investors' long-term savings. With more than $100 million invested in Clipper Fund alongside our clients, we back up our words with our actions.

Conclusion

While unsettling for investors, uncertainty in markets creates opportunity for those that invest based on sound reasoning and data rather than sentiment and emotion. We are taking advantage of the current environment and are pleased with the investment opportunities we have identified. Given the quality and valuation of the companies that make up Clipper Fund, we are well positioned to build on Clipper Fund's long-term record of growing shareholder wealth and generating results that exceed the benchmark index. As always, we remain mindful of our stewardship responsibility and grateful for your trust.

Thank you.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

August 5, 2016

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund's investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund's investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund's total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of June 30, 2016, the Fund had approximately 11.3% of assets invested in foreign companies; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include "forward-looking statements" which may or may not be accurate over the long term. Forward-looking statements can be identified by words like "believe," "expect," "anticipate," or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2016, the top ten holdings of Clipper Fund were:

Berkshire Hathaway Inc., Class A	8.05%
Amazon.com, Inc.	7.49%
United Technologies Corp.	6.19%
Alphabet, Inc.*	6.14%
Tyco International PLC	5.01%
Markel Corp.	4.96%
American Express Co.	4.93%
Wells Fargo & Co.	4.37%
Bank of New York Mellon Corp.	4.34%
Apache Corp.	4.18%

*Alphabet, Inc. holding includes Class A and Class C.

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors' products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors' payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

Trailing Price/Earnings (P/E) Ratio is the weighted average of the price/earnings ratios of the stocks in a portfolio. The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. Portfolio totals are computed using an inverse harmonic methodology.
We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After October 31, 2016, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/16 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

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CLIPPER FUNDSM	Management's Discussion of Fund Performance

Performance Overview
Clipper Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2016 (the "period"). The Fund delivered a total return of 1.30%, versus a 3.84% return for the S&P 500®. Only two sectors1 within the S&P 500® reported negative performance figures, Financials (down 3%) and Information Technology (down less than 1%). The third-weakest performing sector was Health Care (up less than 1%). The sectors within the S&P 500® that reported the strongest performance were Telecommunication Services (up 25%), Utilities (up 23%), and Energy (up 16%).

Detractors from Performance
The Fund's holdings in the Financials sector were the most significant detractor from performance2 when compared to the S&P 500®. The Fund's Financial holdings were down about 4%, compared to down 3% for the S&P 500® sector. The Fund suffered from a significant overweight position (37%, versus 17% for the S&P 500®) in the weakest performing sector of the period. Charles Schwab3 (down 23%), American Express (down 11%), Wells Fargo (down 12%), Bank of New York Mellon (down 5%), and JPMorgan Chase (down 5%) were all leading detractors.

On an absolute basis, returns from holdings in the Health Care sector hindered performance the most. The Fund's Health Care holdings were down about 21%, compared to up less than 1% for the S&P 500® sector. Valeant Pharmaceuticals (down 70%), a new position that was purchased during the first quarter of 2016, was the Fund's overall top detractor.

Another detractor from performance came from the Fund's Consumer Staples holdings, which were down about 11%, compared to up 10% for the S&P 500® sector. Costco (down 11%), which the Fund no longer owns, was a weak performer.

Additional detractors included Alphabet (down 9%) from the Information Technology sector, Liberty Global (down 20%) from the Consumer Discretionary sector, and LafargeHolcim (down 16%) from the Materials sector.

The Fund suffered from having no holdings in the top two performing sectors of the S&P 500®, Telecommunication Services and Utilities.

The Fund had approximately 11% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings significantly underperformed its domestic holdings (down 21%, versus up 3%).

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contribution to performance, both on an absolute basis and when compared to the S&P 500®. The Fund's Energy holdings were up about 40%, compared to up 16% for the S&P 500® sector. The Fund benefited from an overweight position (10%, versus 7% for the S&P 500®) in a strong performing sector. Apache (up 27%) and Cabot Oil & Gas (up 39%) were the Fund's overall top contributors. The Fund no longer owns Cabot Oil & Gas. Encana (up 54%) was another key contributor.

Returns from holdings in the Industrials sector helped performance, largely as a result of stock selection. The Fund's Industrial holdings were up about 11%, compared to up 6% for the S&P 500® sector. Tyco International (up 22%) was a strong performer.

Another contributor to performance came from the Fund's Consumer Discretionary holdings, which were up about 2%, compared to up 1% for the S&P 500® sector. Amazon (up 6%), the Fund's second-largest holding, and Las Vegas Sands (up 16%) were key contributors. The Fund no longer owns Las Vegas Sands.

Additional contributors include Berkshire Hathaway (up 10%), the Fund's largest holding, and Markel (up 8%), both from the Financials sector; UnitedHealth Group (up 21%) from the Health Care sector; and ASAC II L.P. (up 7%) from the Information Technology sector.

Clipper Fund's investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, focused portfolio risk, financial services risk, foreign country risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
1 The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
2 A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

CLIPPER FUNDSM	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2006

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	3.99%	10.64%	4.96%	11.43%	0.73%	0.72%
Standard & Poor's 500® Index	3.99%	12.10%	7.42%	11.01%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	82.88%	Diversified Financials	21.83%	4.63%
Common Stock (Foreign)	9.60%	Banks	12.11%	5.22%
Preferred Stock (Foreign)	1.74%	Retailing	11.82%	5.52%
Short-Term Investments	6.67%	Energy	11.00%	7.40%
Other Assets & Liabilities	(0.89)%	Capital Goods	9.95%	7.43%
	100.00%	Information Technology	8.35%	19.77%
		Materials	7.37%	2.88%
		Commercial & Professional Services	5.32%	0.74%
		Insurance	5.27%	2.67%
		Health Care	4.55%	14.69%
		Media	2.43%	2.72%
		Food, Beverage & Tobacco	–	6.06%
		Utilities	–	3.59%
		Other	–	16.68%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Berkshire Hathaway Inc., Class A	Diversified Financial Services	8.05%
Amazon.com, Inc.	Retailing	7.49%
United Technologies Corp.	Capital Goods	6.19%
Alphabet, Inc.*	Software & Services	6.14%
Tyco International PLC	Commercial & Professional Services	5.01%
Markel Corp.	Property & Casualty Insurance	4.96%
American Express Co.	Consumer Finance	4.93%
Wells Fargo & Co.	Banks	4.37%
Bank of New York Mellon Corp.	Capital Markets	4.34%
Apache Corp.	Energy	4.18%

*Alphabet, Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period* (01/01/16-06/30/16)
Actual	$1,000.00	$1,013.03	$3.60
Hypothetical	$1,000.00	$1,021.28	$3.62

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund's annualized operating expense ratio (0.72%)**, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (92.48%)
CONSUMER DISCRETIONARY – (11.69%)
Media – (2.29%)
Liberty Global PLC, LiLAC Class C *	134,292	$4,363,159
Liberty Global PLC, Series C *	768,560	22,019,244
		26,382,403
Retailing – (9.40%)
Amazon.com, Inc. *	120,831	86,469,080
CarMax, Inc. *	449,120	22,020,354
		108,489,434
	Total Consumer Discretionary	134,871,837
ENERGY – (10.36%)
Apache Corp.	866,900	48,260,323
Encana Corp. (Canada)	3,478,750	27,099,463
Occidental Petroleum Corp.	585,500	44,240,380
	Total Energy	119,600,166
FINANCIALS – (36.94%)
Banks – (11.41%)
JPMorgan Chase & Co.	736,820	45,785,995
U.S. Bancorp	877,400	35,385,542
Wells Fargo & Co.	1,066,480	50,476,498
		131,648,035
Diversified Financials – (20.57%)
Capital Markets – (7.59%)
Bank of New York Mellon Corp.	1,288,129	50,043,812
Charles Schwab Corp.	1,481,750	37,503,093
		87,546,905
Consumer Finance – (4.93%)
American Express Co.	936,723	56,915,289
Diversified Financial Services – (8.05%)
Berkshire Hathaway Inc., Class A *	428	92,865,300
		237,327,494
Insurance – (4.96%)
Property & Casualty Insurance – (4.96%)
Markel Corp. *	60,130	57,290,661
	Total Financials	426,266,190
HEALTH CARE – (4.28%)
Health Care Equipment & Services – (3.45%)
UnitedHealth Group Inc.	282,320	39,863,584
Pharmaceuticals, Biotechnology & Life Sciences – (0.83%)
Valeant Pharmaceuticals International, Inc. (Canada)*	476,000	9,586,640
	Total Health Care	49,450,224
INDUSTRIALS – (14.39%)
Capital Goods – (9.38%)
Safran S.A. (France)	546,000	36,768,598
United Technologies Corp.	697,090	71,486,580
		108,255,178

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2016 (Unaudited)

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (5.01%)
Tyco International PLC	1,358,000	$57,850,800
	Total Industrials	166,105,978
INFORMATION TECHNOLOGY – (7.87%)
Software & Services – (7.87%)
Activision Blizzard, Inc.	495,779	19,647,722
Alphabet, Inc., Class A *	50,730	35,690,077
Alphabet, Inc., Class C *	50,764	35,133,764
ASAC II L.P. *(a)	407,313	375,135
	Total Information Technology	90,846,698
MATERIALS – (6.95%)
LafargeHolcim Ltd. (Switzerland)	911,145	37,399,889
Monsanto Co.	413,430	42,752,796
	Total Materials	80,152,685
TOTAL COMMON STOCK – (Identified cost $883,001,921)		1,067,293,778
PREFERRED STOCK – (1.74%)
CONSUMER DISCRETIONARY – (1.74%)
Retailing – (1.74%)
Didi Chuxing Joint Co., Series A (China)*(a)	524,409	20,046,635
TOTAL PREFERRED STOCK – (Identified cost $20,046,635)		20,046,635
SHORT-TERM INVESTMENTS – (6.67%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $10,185,122 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $10,388,700)	$10,185,000	10,185,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $8,217,119 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $8,381,340)	8,217,000	8,217,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $40,741,475 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.365%-6.00%, 06/01/19-07/15/51, total market value $41,555,820)	40,741,000	40,741,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $17,824,332 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.268%-6.00%, 09/01/19-12/01/44, total market value $18,180,480)	17,824,000	17,824,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $76,967,000)		76,967,000

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2016 (Unaudited)

	Total Investments – (100.89%) – (Identified cost $980,015,556) – (b)	$1,164,307,413
	Liabilities Less Other Assets – (0.89%)	(10,277,964)
	Net Assets – (100.00%)	$1,154,029,449

*	Non-Income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $980,042,384. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$277,568,265
	Unrealized depreciation	(93,303,236)
	Net unrealized appreciation	$184,265,029

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2016 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,164,307,413
Cash	1,009
Receivables:
Capital stock sold	435,368
Dividends and interest	935,205
Prepaid expenses	3,315
Due from Custodian (Note 3)	31,984
Total assets	1,165,714,294
LIABILITIES:
Payables:
Capital stock redeemed	499,761
Investment securities purchased	10,347,412
Accrued investment advisory fee	538,668
Other accrued expenses	299,004
Total liabilities	11,684,845
NET ASSETS	$1,154,029,449
SHARES OUTSTANDING	10,910,938
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$105.77
NET ASSETS CONSIST OF:
Paid in capital	$874,654,485
Undistributed net investment income	3,838,500
Accumulated net realized gains from investments and foreign currency transactions	91,244,961
Net unrealized appreciation on investments and foreign currency transactions	184,291,503
Net Assets	$1,154,029,449

*Including:
Cost of Investments	$980,015,556

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2016 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$7,611,244
Interest		61,758
Total income		7,673,002
Expenses:
Investment advisory fees (Note 3)	$2,995,113
Custodian fees	78,712
Transfer agent fees	634,582
Audit fees	24,088
Legal fees	8,871
Reports to shareholders	49,998
Trustees' fees and expenses	100,804
Registration and filing fees	35,001
Miscellaneous	21,639
Total expenses		3,948,808
Reimbursement of expenses by Custodian (Note 3)		(28,550)
Net expenses		3,920,258
Net investment income		3,752,744
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		91,291,191
Foreign currency transactions		33,695
Net realized gain		91,324,886
Net decrease in unrealized appreciation		(91,962,577)
Net realized and unrealized loss on investments and foreign currency transactions		(637,691)
Net increase in net assets resulting from operations		$3,115,053

*Net of foreign taxes withheld as follows		$20,705

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015
OPERATIONS:
Net investment income	$3,752,744	$5,642,061
Net realized gain from investments and foreign currency transactions	91,324,886	93,365,183
Net decrease in unrealized appreciation on investments and foreign currency transactions	(91,962,577)	(31,142,071)
Net increase in net assets resulting from operations	3,115,053	67,865,173
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(5,798,098)
Realized gains from investment transactions	–	(2,783,086)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4)	(65,187,095)	47,674,046
Total increase (decrease) in net assets	(62,072,042)	106,958,035
NET ASSETS:
Beginning of period	1,216,101,491	1,109,143,456
End of period*	$1,154,029,449	$1,216,101,491

*Including undistributed net investment income of	$3,838,500	$85,756

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust ("Trust"), on behalf of Clipper Fund ("Fund"), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available.  Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Fund may price partnerships by calculating the liquidation value of the investment using the discounted value of residual cash in the vehicle.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer Discretionary	$134,871,837	$–	$20,046,635	$154,918,472
Energy	119,600,166	–	–	119,600,166
Financials	426,266,190	–	–	426,266,190
Health Care	49,450,224	–	–	49,450,224
Industrials	129,337,380	36,768,598	–	166,105,978
Information Technology	90,471,563	–	375,135	90,846,698
Materials	42,752,796	37,399,889	–	80,152,685
Short-term securities	–	76,967,000	–	76,967,000
Total Investments	$992,750,156	$151,135,487	$20,421,770	$1,164,307,413

Level 1 to Level 2 Transfers**:
Materials		$37,399,889

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2016.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2016:

Investment Securities:
Beginning balance	$66,320,100
Change in unrealized appreciation (depreciation)	(42,152,278)
Cost of purchases	20,046,635
Proceeds from sales	(23,792,687)
Ending balance	$20,421,770

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2016 and included in the change in net assets for the period	$(42,152,278)

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	June 30, 2016	Technique	Input	Amount
Common Stock	$375,135	Present value calculation, using interpolated U.S. Treasury yield plus 1%, then applying liquidity discount	Discount rate	7.90%
Preferred Stock	20,046,635	Market Approach	Transaction Price	$38.2271
	$20,421,770

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions.  An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2016, no provision for income tax is required in the Fund's financial statements related to those tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2016 were $321,938,342 and $389,752,447, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain trustees and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2016 approximated 0.55% of average net assets.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended June 30, 2016 amounted to $33,731. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian.

Custodian Fees - State Street Bank will be reimbursing the Fund in August 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. This reimbursement, including interest, amounts to $31,984.

NOTE 4 - CAPITAL STOCK

At June 30, 2016, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2016 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	1,253,770	–	(1,989,917)	(736,147)
Value	$133,420,600	$–	$(198,607,695)	$(65,187,095)

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares	2,603,387	79,474	(2,263,543)	419,318
Value	$271,372,070	$8,298,750	$(231,996,774)	$47,674,046

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2016, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $20,421,770 or 1.77% of the Fund's net assets as of June 30, 2016. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of June 30, 2016
ASAC II L.P.	10/10/13	407,313	$1.00	$0.9210
Didi Chuxing Joint Co., Series A, Pfd.	04/22/16	524,409	38.2271	38.2271

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2016	Year ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$104.41	$98.79	$92.07	$68.86	$62.50	$61.96
Income from Investment Operations:
Net Investment Income[a]	0.34	0.51	0.35	0.47	1.16	0.66
Net Realized and Unrealized Gains	1.02	5.85	6.78	23.09	6.54	0.75
Total from Investment Operations	1.36	6.36	7.13	23.56	7.70	1.41
Dividends and Distributions:
Dividends from Net Investment Income	–	(0.50)	(0.41)	(0.35)	(1.34)	(0.87)
Distributions from Realized Gains	–	(0.24)	–	–	–	–
Total Dividends and Distributions	–	(0.74)	(0.41)	(0.35)	(1.34)	(0.87)
Net Asset Value, End of Period	$105.77	$104.41	$98.79	$92.07	$68.86	$62.50
Total Return[b]	1.30%	6.44%	7.75%	34.22%	12.31%	2.29%
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,154	$1,216	$1,109	$1,254	$1,015	$1,033
Ratio of Expenses to Average Net Assets:
Gross	0.73%[c]	0.72%	0.74%	0.74%	0.75%	0.75%
Net[d]	0.72%[c]	0.72%	0.74%	0.74%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	0.69%[c]	0.50%	0.36%	0.58%	1.74%	1.04%
Portfolio Turnover Rate[e]	30%	31%	38%	8%	6%	15%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

c	Annualized.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

e
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Trustee Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Trustees of Clipper Funds Trust oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Trustees, the Independent Trustees undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2016. As part of this process, Davis Advisors provided the Independent Trustees with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Trustees. At this meeting, the Independent Trustees reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. Clipper Fund, Inc. was reorganized into Clipper Funds Trust in December 2014. For this reason, the review included historical information for Clipper Fund, Inc.

The shareholders of Clipper Funds Trust elected five new independent trustees in November 2014. Each of the new Trustees also serve as a Director to other funds managed by Davis Advisors. In addition to the information provided in anticipation of the April meeting, the Trustees also took into account information furnished to them throughout the year, including related information received as part of their service to funds affiliated with Davis Advisors, and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Trustees concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Trustees found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Clipper Fund and its shareholders.

Reasons the Independent Trustees Approved Continuation of the Advisory Agreements

The Independent Trustees' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Trustee did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Trustees' recommendation to renew the Advisory Agreements.

The Independent Trustees considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Trustees not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;

2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Trustees concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Clipper Fund. The Independent Trustees considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Trustees concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Clipper Fund's shareholders over time.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Trustees Approved Continuation of the Advisory Agreements – (Continued)

The Independent Trustees noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Clipper Fund's shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Trustees must take many factors into consideration in representing the shareholders of the Clipper Fund, including those listed below. In connection with reviewing comparative performance information, the Independent Trustees generally give greater weight to longer-term measurements.

The Independent Trustees noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Trustees considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Trustees recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Trustees assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Trustees reviewed (i) the management fee schedule for the Fund; (ii) profitability of the Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Trustees considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Trustees considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Trustees noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Trustees compared the fees paid to Davis Advisors by the Clipper Fund with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Fund, the Independent Trustees noted that the range of services provided to the Fund were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Trustees concluded that reasonable justifications existed for the differences between the fee rates for the Clipper Fund and Davis Advisors' other lines of business.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreements (Unaudited) – (Continued)

Clipper Fund

Davis Advisors began the day-to-day management of the Clipper Fund on January 1, 2006. The Independent Trustees noted that Clipper Fund underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, all periods ended March 31, 2016.

Broadridge, an independent service provider, presented a report to the Independent Trustees that compared the Fund to all Lipper retail and institutional large-cap core funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe average and the Lipper Index over the one-, two-, three-, four-, and five-year time periods, but underperformed over the ten-year time period, all periods ended December 31, 2015. The Independent Trustees noted that Davis Advisors assumed management of the Fund in January 2006.

The Independent Trustees also reviewed the Fund's performance versus both the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time frames. Since Davis Advisors took over management, the Fund outperformed the S&P 500® in 1 out of 6 rolling five-year time periods and outperformed the Performance Universe average in 2 out of 6 rolling five-year time periods, all periods ended December 31 for each year from 2010 through 2015. The Fund underperformed both the S&P 500® and the Performance Universe average in the first rolling ten-year time period available since Davis Advisors took over management, for the period ended December 31, 2015.

The Independent Trustees considered Clipper Fund's management fee and total expense ratio. They observed that the Fund's management fee was below the average for the Fund's expense group and only slightly higher than the asset-weighted average of contractual management fees for other retail large-cap core funds. They noted that the Fund has an advisory fee schedule that begins at 0.55% and declines from there in a series of breakpoints. In addition, the Independent Trustees noted that the breakpoint discounts in the Fund's advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. They also considered that, based on its asset level, the Fund does not qualify for a breakpoint in its advisory fee. In addition, the Independent Trustees noted that the Fund's advisory fee is identical to those paid by another open-end mutual fund that Davis Advisors serves as investment adviser, which has a higher asset level than the Fund. In addition, the Independent Trustees concluded that the Fund's management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Trustees concluded that Davis Advisors had provided Clipper Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Trustees further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Trustees determined that the advisory fee for the Clipper Fund is reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer group, as determined by an independent service provider. The Independent Trustees concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements. The Independent Trustees found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Clipper Fund and its shareholders. The Independent Trustees and the full Board of Trustees therefore voted to continue the Advisory Agreements.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Clipper Fund, the business address for each of the trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Trustee serves until retirement, resignation, death, or removal. Trustees must retire from the Board of Trustees and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 78.

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees

William P. Barr (05/23/50)	Trustee (resigned July 2016)	Trustee since 2014	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Director, Selected Funds (consisting of two portfolios).

Francisco L. Borges (11/17/51)	Trustee	Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Director, Selected Funds
(consisting of two portfolios).

Lawrence E. Harris (09/16/56)	Trustee	Director/ Trustee since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41)	Trustee	Director/ Trustee since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56)	Trustee	Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44)	Trustee/ Chair	Trustee since 2014	Chairman, Selected Funds Board of Directors since 1997; Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Director/Chair, Selected Funds (consisting of two portfolios).

Richard O'Brien (09/12/45)	Trustee	Trustee since 2014	Retired; Corporate Economist, HP Inc.	3	Director, Selected Funds (consisting of two portfolios).

CLIPPER FUNDSM	Trustees and Officers – (Continued)

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Interested Trustees*

Andrew A. Davis (06/25/63)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios); Director, Graham Holdings Company (educational and media company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). See description in the section on Interested Trustees.

Andrew A. Davis (born 06/25/63, Clipper Fund officer since 01/23/15). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund's website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund's website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 1, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 1, 2016